SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2004

WASHINGTON MUTUAL, INC.
(Exact name of Registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1601
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 461-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

            On December 22, 2004, the Company entered into an Executive Management Agreement with Craig J. Chapman, the Company’s current President, Commercial Group (the “Executive Agreement”).  The following summary description is qualified in its entirety by reference to the Executive Agreement, which is attached to this Form 8-K as Exhibit 10.1, and incorporated herein by reference.  The term of the Executive Agreement began on December 22, 2004 and ends on December 21, 2007 (the “Expiration Date”).  Pursuant to the Executive Agreement, Mr. Chapman remains an at-will employee of the Company, which means that he or the Company may terminate his employment at any time, with or without notice.  During the term of the Executive Agreement, if the Company terminates Mr. Chapman without “cause” (as defined in Section 4 of the Executive Agreement), or if it requires Mr. Chapman to relocate outside of the Seattle metropolitan area and he declines to do so, the Company will provide him with the following separation benefits after the date on which his employment is terminated (the “Separation Date”):

-	The Company will pay Mr. Chapman a lump sum payment equal to $100,000 multiplied times the number of full calendar months between the Separation Date and the Expiration Date.

-	Mr. Chapman's unvested stock options granted prior to January 1, 2005, will vest as of the Separation Date. All of his vested options will then remain exercisable until the earlier of the first anniversary of the Separation Date or the expiration of the option's 10-year term.

-	All sale and transfer restrictions on Mr. Chapman’s shares of Company restricted stock granted prior to January 1, 2005 will lapse.

-	All restrictions on performance shares awarded to Mr. Chapman prior to January 1, 2005 will continue to lapse according to the applicable schedule for payment established at the time the awards were made.

-	In order to receive the above benefits, Mr. Chapman must execute on or after the Separation Date, the Company’s Confidential Executive Separation Agreement (Attachment A to the Executive Agreement).

The Executive Agreement shall not be effective if Mr. Chapman’s employment is terminated for any reason upon or within 2-years after a “change in control” as defined in Mr. Chapman’s existing agreement with the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(c)                Exhibits

10.1	Executive Management Agreement, by and between Washington Mutual, Inc. and Craig J. Chapman, dated December 22, 2004, together with a Confidential Executive Separation Agreement (Attachment A).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2004		WASHINGTON MUTUAL, INC.
	By:	/s/ Fay L. Chapman Fay L. Chapman Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Management Agreement, by and between Washington Mutual, Inc. and Craig J. Chapman, dated December 22, 2004, together with a Confidential Executive Separation Agreement (Attachment A).